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                                                                    Exhibit 10.2

                                                                  CONFORMED COPY


                        AMENDMENT NO. 1 TO TENDER OFFER
                             AND PURCHASE AGREEMENT

     AMENDMENT NO. 1 (this "Amendment") dated as of July 18, 1999 to TENDER OFFER AND PURCHASE AGREEMENT (as amended, the "TOP Agreement") dated as of May 16, 1999 between GLOBAL CROSSING LTD., a company formed under the laws of Bermuda ("Global"), and U S WEST, Inc., a Delaware corporation ("USW").

                              W I T N E S S E T H

     The parties hereto agree that the TOP Agreement is amended as follows:

     SECTION 1. Amendment. (a) Section 4.1 of the TOP Agreement is hereby amended by a new clause (g) to read as follows:

          "(g) Global shall not enter into any agreement granting any person (an "Other Security Holder") demand or piggyback registration rights with respect to such Other Security Holder's securities of Global in any registration on a basis more favorable to such Other Security Holder than is provided to USW pursuant to this Agreement."

     (b) Section 4.4 of the TOP Agreement is hereby amended by deleting it in its entirety.

     SECTION 2. Effectiveness. This Amendment shall be deemed effective as of the date first set forth above. Except as amended hereby, the TOP Agreement shall remain in full force and effect and shall be otherwise unaffected hereby.

     SECTION 3. Governing Law. This Amendment shall be deemed to be a contract made under the internal laws of the State of New York.

     SECTION 4. Counterparts. This Amendment may be executed in two or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.
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     IN WITNESS WHEREOF, USW and Global have caused this Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.

                         GLOBAL CROSSING LTD.


                         By: /s/ Robert Annunziata
                             ---------------------------------
                             Name:  Robert Annunziata
                             Title: Chief Executive Officer


                         U S WEST, INC.


                         By: /s/ Solomon D. Trujillo
                             ---------------------------------
                             Name:  Solomon D. Trujillo
                             Title: Chairman, President and Chief
                                    Executive Officer



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